Exhibit 10.2

                                OPTION AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS: that for good and valuable consideration receipt of which is hereby acknowledged, the undersigned, Lisa Reardon ("Owner"), hereby grants to Billy Dead, Inc. ("Purchaser"), and Purchaser's representatives, successors, licensees and assigns the sole exclusive and irrevocable right and option to purchase and acquire from Owner the sole and exclusive right, title and interest, including, without limitation, all motion picture, television and customary allied and incidental rights (to include, without limitation, merchandising, advertising, publicity, music publishing, soundtrack, videocassette rights and limited publication rights) (collectively, "Rights") for production, advertising and exploitation purposes, but subject to certain rights which are expressly reserved by Owner, in all languages, throughout the universe in perpetuity, in and to the below-referenced literary material and any other literary material including, without limitation, all now existing and hereafter created titles, themes, ideas, stories, contents, dialogue, characters, artwork, visual images, issues, adaptations, and other versions thereof and in and to the copyright thereof and all renewals and extensions of such copyright.

Title:                              "Billy Dead"
Written by:                         Lisa Reardon
Initial Publisher:                  Viking Penguin, a division of Penguin Group
                                    (USA) Inc.
Date and Place of Registration:     December 3, 1998     The United States
Copyright Registration No:          TX 4 902 336         Owner: Lisa Reardon

Owner represents and warrants that Owner is the owner of the Rights, and that Owner has not heretofore sold, assigned, transferred, mortgaged, pledged or hypothecated any of the Rights

Purchaser's Option shall commence as of April 15, 2003 and continue for a period of twelve (12) months. Purchaser shall have the right to extend the Option Period by twelve (12) months. The Option herein granted may be exercised by Purchaser or its heirs, representatives, successors, licensees or assigns as provided in that certain option/purchase agreement dated as of April 15, 2003 ("Agreement") between Purchaser and Owner, and this Agreement is subject to all of the terms and conditions of the said Agreement, all of which are incorporated herein by reference.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 15th day of April, 2003.

                                                   /s/ LISA REARDON
                                                   --------------------------
                                                     (Lisa Reardon)

STATE OF
COUNTY OF

On April 15, 2003, before me, Jennifer Lopez, personally appeared Lisa Reardon, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.  (SEAL)

                                   ASSIGNMENT

KNOW ALL PERSONS BY THESE PRESENTS: that for good and valuable consideration receipt of which is hereby acknowledged, the undersigned, Lisa Reardon ("Owner"), hereby grants, sells, assigns and sets over to Billy Dead, Inc. ("Purchaser"), and Purchaser's successors, and assigns, as of April 15, 2003 the sole and exclusive right, title and interest, including, without limitation, all motion picture, television and certain allied and incidental rights (to include, without limitation, merchandising, advertising, publicity, music publishing, soundtrack, videocassette rights and limited publication rights) (collectively, "Rights") for production, advertising, and exploitation purposes, but subject to certain rights which are expressly reserved by Owner, in all languages throughout the universe, in perpetuity, in and to the below-referenced literary material and any other literary material, including, without limitation, all now existing and hereafter created titles, themes, ideas, stories, contents, dialogue, characters, artwork, visual images, issues, adaptations, and other versions thereof, and in and to the copyright thereof and of any productions produced by Purchaser which are based thereon or derived therefrom and all renewals and extensions of such copyright(s).

Title:                              "Billy Dead"
Written by:                         Lisa Reardon
Initial Publisher:                  Viking Penguin, a division of Penguin Group
                                    (USA) Inc.
Date and Place of Registration:     December 3, 1998     The United States
Copyright Registration No:          TX 4 902 336         Owner: Lisa Reardon

Owner and Purchaser have entered into or are entering into a formal option/purchase agreement dated as of April 15, 2003 ("Agreement") relating to the transfer and assignment of the rights in and to said literary work, which rights are more fully described in the Agreement, and this assignment is expressly made subject to all of the terms, conditions and provisions contained in the Agreement, all of which are incorporated herein by reference.

IN WITNESS WHEREOF, the undersigned has executed this assignment this 15th day of April, 2003.

                                                   /s/ LISA REARDON
                                                   ----------------------------
                                                     (Lisa Reardon)

STATE OF
COUNTY OF

On April 15, 2003 Lisa Reardon personally known to me (or proved to me on me basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.  (SEAL)


                                     II-67